SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  November 19, 1998
(Date of earliest event reported)

Commission File No. 333-17801





                   Norwest Integrated Structured Assets, Inc.
--------------------------------------------------------------------------------



        Delaware                                         52-2009776
--------------------------------------------------------------------------------
(State of Incorporation)                    (I.R.S. Employer Identification No.)



7485 New Horizon Way
Frederick, Maryland                                                     21703
--------------------------------------------------------------------------------
Address of principal executive offices                                (Zip Code)



                                 (301) 846-8200
--------------------------------------------------------------------------------
               Registrant's Telephone Number, including area code



--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5. Other Events

     Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Donaldson, Lufkin & Jenrette Securities Corporation, which are hereby filed pursuant to such letter.

ITEM 7. Financial Statements and Exhibits

     (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                         Description
-----------------                                   -----------

     (99)                                           Computational Materials
                                                    prepared by Donaldson,
                                                    Lufkin & Jenrette Securities
                                                    Corporation in connection
                                                    with Norwest Integrated
                                                    Structured Assets, Inc.
                                                    Mortgage Asset-Backed
                                                    Pass-Through Certificates,
                                                    Series 1998-3

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NORWEST INTEGRATED STRUCTURED ASSETS, INC.

November 19, 1998

                                     By: /s/ B. David Bialzak
                                        ------------------------------
                                         B. David Bialzak
                                         Vice President

                                INDEX TO EXHIBITS


                                                                  Paper (P) or
Exhibit No.                    Description                        Electronic (E)
-----------                    -----------                        --------------

   (99)                        Computational Materials               P
                               prepared by Donaldson,
                               Lufkin & Jenrette Securities
                               Corporation in connection
                               with Norwest Integrated
                               Structured Assets, Inc.
                               Mortgage Asset-Backed
                               Pass-Through Certificates,
                               Series 1998-3